UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 20, 2013

SENTIO HEALTHCARE PROPERTIES, INC.

 (Exact name of registrant as specified in its charter)

Maryland	000-53969	20-5721212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

189 South Orange Ave, Suite 1700

Orlando, FL 32801

(Address of principal executive offices)

407- 999-7679

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.07. Submission of Matters to a Vote of Security Holders

Sentio Healthcare Properties, Inc. (the “Company”) held its annual meeting of stockholders on May 20, 2013. The matters submitted to the stockholders for a vote were (i) the election of nine directors to hold office for one-year terms ending in 2014, (ii) a proposal to approve an amendment to a provision of the Company’s charter related to limitations on the issuance of securities (the “Charter Amendment Proposal”), and (iii) a proposal to approve the adjournment of the annual meeting to solicit additional proxies if there were insufficient proxies at the annual meeting to approve either of the foregoing proposals (the “Adjournment Proposal”).

Proposal 1 – Election of Directors

The nominees submitted for election as directors were William Bloomer, Billy Butcher, Romeo Cefalo, Barry Chase, Daniel Decker, Steven Pearson, John Mark Ramsey, Ronald Shuck and James Skorheim. The number of votes cast for and votes withheld for each of the director nominees was as follows:

Name	For	Withhold
William Bloomer	7,051,917	294,739
Billy Butcher	7,074,003	272,653
Romeo Cefalo	7,037,493	309,163
Barry Chase	7,086,266	260,390
Daniel Decker	7,072,364	274,292
Steven Pearson	7,089,904	256,752
John Mark Ramsey	7,082,788	263,867
Ronald Shuck	7,089,904	256,752
James Skorheim	7,082,677	263,979

A majority of the votes present in person or by proxy at the meeting was required for the election of the directors. As a result, all of the nominees were elected to serve as directors for one-year terms.

Proposal 2 – Charter Amendment Proposal

The following are the voting results with respect to the Charter Amendment Proposal, which proposal is described in detail in the proxy statement related to the annual meeting of stockholders:

For	Against	Abstain
6,534,152	353,711	458,793

The affirmative vote of the holders of at least a majority of the Company’s outstanding shares of common stock entitled to vote on the proposal was required to approve the Charter Amendment Proposal. As of March 14, 2013, the record date for the annual meeting, there were 12,804,645 shares of the Company’s common stock outstanding and entitled to vote on the Charter Amendment Proposal. As a result, the Charter Amendment Proposal was approved.

Proposal 3 – Adjournment Proposal

The following are the voting results with respect to the Adjournment Proposal:

For	Against	Abstain
6,703,233	238,181	405,242

The affirmative vote of a majority of the shares of common stock represented in person or by proxy at the annual meeting was required to approve the Adjournment Proposal. As a result, the Adjournment Proposal was approved. However, because sufficient votes were received at the annual meeting to approve the other two proposals, the chairman of the meeting determined that it was not necessary to adjourn the meeting pursuant to the Adjournment Proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTIO HEALTHCARE PROPERTIES, INC.

Dated: May 21, 2013	By:	/s/ Sharon C. Kaiser
Sharon Kaiser
Chief Financial Officer